SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Dec. 31, 2011
SUPPLEMENTAL CASH FLOW INFORMATION
SUPPLEMENTAL CASH FLOW INFORMATION

17. SUPPLEMENTAL CASH FLOW INFORMATION

        The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2011	2010	2009
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest on debt	$158,033	$139,015	$100,174
Income taxes	20,122	(73,711)	5,900
Noncash investing and financing activities:
Change in unallocated stock in ESOP	—	—	474
Stock-based compensation	12,517	9,562	3,567
Decrease in collateral for securities lending transactions	(96,653)	(10,630)	(9,755)

        Total cash interest paid on debt for the year ended December 31, 2011, was $158.0 million. Of this amount, $93.5 million related to interest on long-term debt, $37.6 million related to interest on subordinated debt, $26.3 million related to other obligations and non-recourse funding obligations, and $0.6 million related to short-term debt.